Item 1. Report to Shareholders

OCTOBER 31, 2004

EUROPEAN STOCK FUND

Annual Report

T. ROWE PRICE
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The views and opinions in this report were current as of October 31, 2004. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund's future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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T. Rowe Price European Stock Fund
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FELLOW SHAREHOLDERS

European stocks produced steady returns over the past six months and year, bolstered by strong corporate earnings growth and the strength of the euro versus the sagging dollar, which enhanced returns for U.S. investors. European shares performed more consistently than broader global benchmarks, which suffered sharply in April and May over fears about the pace of growth in China, high oil prices, and the global outlook.

PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 10/31/04                    6 Months        12 Months
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European Stock Fund                          7.01%           18.89%

MSCI Europe Index                            8.22            22.38

Lipper European Funds Average                7.52            21.59

Please see the fund's quarter-end returns following this letter.

Your fund posted solid gains during the six months ended October 31, 2004, but lagged the results for the unmanaged MSCI Europe Index and the Lipper European Funds Average, as shown in the table. The fund's 18.89% 12-month gain also trailed both benchmarks. Good performance by our financial services and telecommunications holdings could not offset weaker results among our consumer discretionary stocks, hampering performance relative to our benchmarks. Investors continued to favor value over growth during both the 6- and 12-month periods, which also worked against our growth-oriented investment style. Investors benefited from ongoing strength of the euro, which gained another 6.1% versus the U.S. dollar over the past six months.

MARKET REVIEW

During the past six months, European shares performed more consistently than broader global benchmarks, which declined in the spring. Strong earnings growth in the region aided results, as European companies are expanding margins by cutting costs and boosting export sales. However, while stock valuations remained attractive, economic growth in the region was lackluster. Larger countries such as Germany and France have made only modest progress in liberalizing their rigid labor markets and regulatory environments, although some notable ground was gained at the corporate level in Germany. Among major markets in the region, Norway, which benefited from its strong global oil companies, along with Spain and Italy were the best performers, while Switzerland and the Netherlands lagged.

MARKET PERFORMANCE
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Six Months                        Local          Local Currency             U.S.
Ended 10/31/04                 Currency        vs. U.S. Dollars          Dollars
--------------------------------------------------------------------------------

Belgium                          18.05%                   6.11%           25.27%

France                            3.34                    6.11             9.65

Germany                          -0.36                    6.11             5.73

Italy                             7.14                    6.11            13.69

Netherlands                      -0.37                    6.12             5.72

Spain                             6.06                    6.11            12.54

Sweden                            3.75                    7.40            11.43

Switzerland                      -6.81                    7.92             0.57

United Kingdom                    4.13                    3.32             7.60

Source: RIMES Online, using MSCI indices.

The utilities sector performed best as energy prices rose and investors favored dividends over growth potential. Energy was also strong, boosted by oil prices that reached historic highs on strong demand from China and fears for the oil supply. The materials sector, especially mining and metals stocks, benefited from strong raw materials prices. Financials performed well in most major markets except Germany.

Information technology stocks were among the worst performers during the past year, reflecting a somewhat mundane economic outlook and cyclical weakness in the semiconductor cycle. In addition, rising commodity prices, especially steel, hurt electronics manufacturers, who struggled to pass on the increases to consumers accustomed to prices falling over time.

PORTFOLIO PERFORMANCE AND STRATEGY

Financial services--the fund's largest sector allocation--provided the top absolute and relative contributors over both the six and 12 months. Commercial banks led the way, aided by the benign outlook for European interest rates. Germany's Hypo Real Estate performed especially well, benefiting from the sale of a large amount of its nonperforming real estate loans, which boosted the overall quality of its loan portfolio. ING Groep (Netherlands) reported record profits, thanks to particularly good performance from its banking operations. ING's larger insurance business made good progress in the early part of the year, especially in the U.S. Credit Agricole (France) also posted strong returns for the entire period. We think it is still valued attractively considering the potential cost cuts from combining its wholesale and investment banking activities with those of Credit Lyonnais. (Please refer to our portfolio of investments for a complete listing of the fund's holdings and the amount each represents in the portfolio.)

Rising oil prices boosted the fund's energy stocks, although our underweight exposure relative to the benchmark index hindered comparative results over the 12-month period. Total (France), the fund's largest oil holding, saw output grow by over 4% in the first quarter, and the company expects similar growth until 2008. First-quarter net income increased by 9%. Shell Transport & Trading/Royal Dutch Petroleum struggled earlier in the year because of a surprise cut in reserves but rebounded on strong results. The announcement by Shell's new management that it planned to simplify the company's dual management structure with Royal Dutch was also received well by the market. Yukos (Russia), on the other hand, hurt both absolute and relative performance because of its tax problems with the Kremlin.

SECTOR DIVERSIFICATION
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                                                      Percent of      Percent of
                                                      Net Assets      Net Assets
                                                         4/30/04        10/31/04
--------------------------------------------------------------------------------

Financials                                                 24.8%           26.0%

Consumer Discretionary                                     18.1            16.6

Energy                                                      9.9            10.6

Health Care                                                10.9            10.5

Telecommunication Services                                 10.6            10.5

Consumer Staples                                            8.8             8.5

Industrials and Business Services                           6.8             7.3

Information Technology                                      4.9             5.2

Utilities                                                   2.0             2.4

Materials                                                   1.8             1.9

Reserves                                                    1.4             0.5
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Total                                                     100.0%          100.0%

Our consumer discretionary stocks detracted from results, largely because of U.K. catering stock Compass, which issued a profit warning following financial problems at a leading distributor. Philips Electronics of the Netherlands struggled in the face of a potential glut in LCDs and decelerating growth in semiconductors. However, the stock remains attractively valued in our view. There were some winners in the sector, however, including Spanish media company Telecinco, a new holding that soared on investor optimism about the positive impact of Spain's rapid GDP growth on advertising revenues. We eliminated our position on the run-up.
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Health care stocks, which represented 10.5% of the portfolio at the period end, performed well. The fund's sixth-largest holding, Sanofi-Aventis (France) --created by the 2004 merger of Sanofi-Synthelabo and Aventis--benefited from expectations of cost savings and improved sales from the newly combined companies. Despite a difficult period earlier in the year, the U.K.'s GlaxoSmithKline was among the fund's top contributors in the sector. Our fourth-largest holding received a boost when it settled a lawsuit initiated by New York Attorney General Eliot Spitzer that charged the company with suppressing adverse data about one of its drugs. The market had feared a much larger financial penalty or protracted litigation. Glaxo also won a patent case, which should keep generic versions of its anti-nausea drug Zofran off the market until 2006.

GEOGRAPHIC DIVERSIFICATION
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                                                           Percent of Net Assets
Periods Ended                                              4/30/04      10/31/04
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United Kingdom                                               32.5%         32.1%

France                                                        17.8          19.7

Switzerland                                                    9.5           9.0

Spain                                                          7.3           8.0

Netherlands                                                    8.0           7.5

Italy                                                          6.4           6.9

Germany                                                        4.5           4.9

Other and Reserves                                            14.0          11.9

Given their recent strong performance, we reduced our weighting in Spanish media stocks, eliminating Antena 3 Television as well as Telecinco. The advertising environment remains buoyant, but margins are close to their historical peak, and the competitive situation may weaken. Also within the consumer discretionary sector, we added to Spanish retailer Cortefiel, which should benefit from improving domestic demand.

Other sales included Electrolux (Sweden), which we eliminated before its profit warning. The company attributed its problems to increased raw material prices that it would be unable to pass on to consumers. We think there is further negative news to come. We built up our position in Hays, a U.K. temporary worker and recruitment agency, because we believe it will be able to sustain its solid growth as the economy picks up in the U.K. and Europe.

In the mining and metals industry, we initiated a position in BHP Billiton (U.K.), whose management has cut costs, grown organic revenue, and improved its competitive position. We remain underweight in materials relative to our market benchmark, however, because the sector doesn't typically offer the kind of growth we favor.

Although we remain underweight relative to our benchmarks, we increased our bank holdings, which we believe remain attractively valued, have successfully restructured, and should benefit from the benign interest rate environment and an economic upswing. We added to positions in UBS (Switzerland), BBVA (Spain), and Bank of Ireland. UBS has restructured across its divisions and appears well positioned for growth. BBVA posted strong results, thanks to its Mexican exposure and the strong Spanish economy. Bank of Ireland should profit from the strong Irish economy and increased mortgage and other lending. We trimmed Credit Suisse Group, whose earnings came in below expectations.

INVESTMENT OUTLOOK

The outlook is not without some issues. Faced with high unemployment, consumers have maintained high savings rates. Considering Europe's dependence on exports and weak domestic demand, the strong euro means that companies may have to further reduce costs to remain competitive. Still, we believe valuations in Europe are attractive compared with other regions, and the downside appears limited. The environment in Europe is comparatively benign as growth has been more tempered than elsewhere, and the measured growth in GDP suggests that interest rates should remain relatively low. As the economic cycle progresses, the prospects for the kind of steady growth companies we favor should improve. Companies are likely to continue to report good results, and we believe further gains should gradually be realized, driven by a combination of modest sales growth and additional improvements in profitability.

Respectfully submitted,

David J.L. Warren
President, T. Rowe Price International Funds, Inc.

November 22, 2004
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RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages:
The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

MSCI Europe Index:
A market capitalization-weighted index of approximately 500 stocks traded in 15 European markets.

Price/earnings (P/E) ratio:
The price-to-earnings ratio shows the "multiple" of earnings at which a stock is selling. The P/E ratio is calculated by dividing a stock's current price by its current earnings per share. A high multiple means that investors are optimistic about future growth and have bid up the stock's price.
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T. Rowe Price European Stock Fund
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PORTFOLIO HIGHLIGHTS
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TWENTY-FIVE LARGEST HOLDINGS
                                                                      Percent of
                                                                      Net Assets
                                                                        10/31/04

Vodafone, United Kingdom                                                    4.2%

Royal Bank of Scotland, United Kingdom                                      4.2

Total, France                                                               3.8

GlaxoSmithKline, United Kingdom                                             3.5

Shell T&T/Royal Dutch, United Kingdom/Netherlands                           3.5

Sanofi-Aventis, France                                                      2.7

UBS, Switzerland                                                            2.3

Nestle, Switzerland                                                         2.2

Kingfisher, United Kingdom                                                  2.1

ENI S.p.A., Italy                                                           1.9

Credit Agricole, France                                                     1.7

Telefonica, Spain                                                           1.7

ING Groep, Netherlands                                                      1.6

BNP Paribas, France                                                         1.6

Nokia, Finland                                                              1.6

AstraZeneca, United Kingdom                                                 1.6

Diageo, United Kingdom                                                      1.5

Philips Electronics, Netherlands                                            1.5

Banco Bilbao Vizcaya Argentaria, Spain                                      1.5

Adecco, Switzerland                                                         1.4

Hypo Real Estate, Germany                                                   1.3

Reed Elsevier, United Kingdom/Netherlands                                   1.3

Credit Suisse Group, Switzerland                                            1.3

France Telecom, France                                                      1.2

Roche Holding, Switzerland                                                  1.2

Total                                                                      52.4%

Note: Table excludes collateral for securities lending.

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T. Rowe Price European Stock Fund
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GROWTH OF $10,000
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This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[Graphic Omitted]

EUROPEAN STOCK FUND
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As of 10/31/04

Lipper European Funds Average   $22,834
European Stock Fund   $22,811
MSCI Europe Index   $24,400

                                                     Lipper
                                   MSCI            European            European
                                 Europe               Funds               Stock
                                  Index             Average                Fund

10/94                          $ 10,000            $ 10,000            $ 10,000
10/95                            11,367              11,052              11,440
10/96                            13,407              13,053              13,930
10/97                            16,947              16,326              16,758
10/98                            20,917              18,744              20,130
10/99                            23,605              21,604              22,433
10/00                            23,891              23,016              23,842
10/01                            18,502              18,003              18,123
10/02                            15,988              15,625              15,494
10/03                            19,938              19,193              19,187
10/04                            24,400              22,834              22,811


AVERAGE ANNUAL COMPOUND TOTAL RETURN
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This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 10/31/04                     1 Year        5 Years        10 Years
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European Stock Fund                        18.89%          0.33%           8.60%

MSCI Europe Index                          22.38           0.66            9.33

Lipper European Funds Average              21.59           2.80            8.52

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.
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T. Rowe Price European Stock Fund
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FUND EXPENSE EXAMPLE
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As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table ("Actual") provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund's actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. Rowe Price European Stock Fund
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FUND EXPENSE EXAMPLE (CONTINUED)
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T. ROWE PRICE EUROPEAN STOCK FUND
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                                  Beginning          Ending        Expenses Paid
                              Account Value   Account Value       During Period*
                                     5/1/04        10/31/04   5/1/04 to 10/31/04
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Actual                               $1,000       $1,070.10                $5.63

Hypothetical (assumes 5%
return before expenses)              $1,000       $1,019.70                $5.49


*Expenses are equal to the fund's annualized expense ratio for the six-month period (1.08%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by the days in the year (366) to reflect the half-year period.

QUARTER-END RETURNS
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Periods Ended 9/30/04                       1 Year        5 Years       10 Years
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European Stock Fund                         21.56%          0.17%          8.58%

MSCI Europe Index                           26.02           0.68           9.41

Lipper European Funds Average               24.86           2.35           8.32

Current performance may be higher or lower than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

This table provides returns through the most recent calendar quarter-end rather than through the end of the fund's fiscal period. It shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

T. Rowe Price European Stock Fund
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FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                   Year
                                  Ended
                               10/31/04   10/31/03  10/31/02  10/31/01  10/31/00

NET ASSET VALUE

Beginning of period           $  15.64   $  12.77  $  15.28  $  21.69  $  22.29

Investment activities

  Net investment
  income (loss)                   0.27       0.22      0.16      0.40      0.18

  Net realized and
  unrealized gain (loss)          2.66       2.79     (2.31)    (5.23)     1.26

  Total from
  investment activities           2.93       3.01     (2.15)    (4.83)     1.44

Distributions

  Net investment income          (0.22)     (0.14)    (0.36)    (0.16)    (0.14)

  Net realized gain              (0.02)          -         -    (1.42)    (1.90)

  Total distributions            (0.24)     (0.14)    (0.36)    (1.58)    (2.04)

NET ASSET VALUE

End of period                 $  18.33   $  15.64  $  12.77  $  15.28  $  21.69
                              --------------------------------------------------
Ratios/Supplemental
Data

Total return^                   18.89%     23.83%  (14.51)%  (23.98)%     6.28%

Ratio of total expenses to
average net assets               1.07%      1.12%     1.11%     1.09%     1.02%

Ratio of net investment
income (loss) to average
net assets                       1.36%      1.56%     1.03%     2.03%     0.71%

Portfolio turnover rate          22.5%      23.1%     16.1%      5.8%     24.5%

Net assets, end of period
(in millions)                 $    784  $     800  $    643  $    814  $  1,250


^Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

T. Rowe Price European Stock Fund
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                                                                October 31, 2004

PORTFOLIO OF INVESTMENTS (1)                            Shares             Value
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(Cost and value in $ 000s)

AUSTRIA   0.4%

Common Stocks   0.4%

Erste Bank                                              74,000             3,291

Total Austria (Cost $1,226)                                                3,291


BELGIUM   1.5%

Common Stocks   1.5%

Colruyt                                                 18,200             2,635

Colruyt, Rights *                                       18,200                27

Dexia                                                  121,360             2,429

Fortis (ss.)                                            85,269             2,164

UCB                                                     78,229             4,131

Total Belgium (Cost $4,760)                                               11,386


DENMARK   0.6%

Common Stocks   0.6%

Novo Nordisk, Series B                                  89,700             4,455

Total Denmark (Cost $2,713)                                                4,455


FINLAND   1.6%

Common Stocks   1.6%

Nokia                                                  802,622            12,370

Total Finland (Cost $2,693)                                               12,370


FRANCE   19.7%

Common Stocks   19.7%

AXA                                                    354,356             7,621

BNP Paribas                                            184,042            12,517

Compagnie de Saint-Gobain                              100,492             5,515

Credit Agricole (ss.)                                  456,709            13,373

Essilor International                                   28,688             1,946

France Telecom *                                       326,670             9,345

Groupe Danone                                           46,728             3,908

Hermes International (ss.)                              29,044             5,598

Ipsos                                                   12,332             1,152

L'Oreal (ss.)                                           22,807             1,554

Lafarge                                                 20,877             1,904

LVMH (ss.)                                              45,803             3,136

Neopost                                                 91,039             6,313

Publicis (ss.)                                          29,800               888

Sanofi-Aventis                                         288,001            21,037

Schneider Electric, Series A                           104,847             6,937

Societe Generale                                        50,955             4,722

Societe Television Francaise 1 (ss.)                   289,103             8,694

Sodexho Alliance (ss.)                                  71,255             1,799

Thomson (ss.)                                           49,900             1,128

Total (ss.)                                            142,280            29,565

Veolia Environnement                                    45,400             1,375

Vivendi Universal *                                     64,738             1,767

Zodiac                                                  75,200             2,909

Total France (Cost $87,060)                                              154,703


GERMANY   4.9%

Common Stocks   4.9%

Allianz                                                 16,458             1,749

Bayer                                                   96,382             2,729

Bayerische Hypo-und Vereinsbank *                      117,251             2,292

Depfa Bank                                             227,500             3,454

Deutsche Bank                                           64,639             4,910

E.On                                                    55,031             4,474

Hypo Real Estate *                                     271,226            10,138

Medion (ss.)                                            48,341               838

Rhoen-Klinikum                                          36,736             2,051

SAP                                                     18,038             3,071

Siemens                                                 31,342             2,331

Total Germany (Cost $26,098)                                              38,037

GREECE   0.4%

Common Stocks   0.4%

National Bank of Greece                                 98,543             2,739

Total Greece (Cost $2,201)                                                 2,739


IRELAND   1.1%

Common Stocks   1.1%

Bank of Ireland                                        478,100             6,552

Irish Life & Permanent                                 100,100             1,696

Total Ireland (Cost $7,188)                                                8,248


ITALY   6.9%

Common Stocks   6.9%

Alleanza Assicurazioni                                 787,240             9,283

Banca Intesa                                           942,897             3,858

Banco Popolare di Verona e Novara (ss.)                204,300             3,620

ENI S.p.A.                                             640,637            14,537

Mediaset                                               327,590             3,734

Mediolanum (ss.)                                       167,710             1,052

Snam Rete Gas                                          375,500             1,905

Telecom Italia                                         484,349             1,612

TIM SpA                                                983,835             5,794

Telecom Italia-RNC                                     781,861             1,944

UniCredito Italiano                                  1,295,898             6,955

Total Italy (Cost $34,260)                                                54,294


KAZAKHSTAN   0.6%

Common Stocks   0.6%

PetroKazakhstan (USD)                                  116,827             4,311

Total Kazakhstan (Cost $3,268)                                             4,311


NETHERLANDS   7.5%

Common Stocks   7.5%

Akzo Nobel                                              39,578             1,488

ASML Holding *(ss.)                                    461,250             6,568

Fortis (Unified shares) (ss.)                          127,080             3,232

ING Groep GDS                                          475,488            12,578

Koninklijke Numico *                                   174,412             5,874

Philips Electronics                                    493,730            11,676

Reed Elsevier                                           96,230             1,264

Royal Dutch Petroleum                                  139,906             7,596

Royal KPN                                              245,400             1,961

STMicroelectronics (ss.)                               161,461             2,974

Trader.com, Class A *                                   47,112               599

Versatel Telecom *(ss.)                                377,500               789

Wolters Kluwer GDS                                     111,500             2,031

Total Netherlands (Cost $39,830)                                          58,630


NORWAY   0.2%

Common Stocks   0.2%

Orkla, Series A                                         48,742             1,384

Total Norway (Cost $272)                                                   1,384


PORTUGAL   0.4%

Common Stocks   0.4%

Portugal Telecom                                       308,221             3,469

Total Portugal (Cost $2,435)                                               3,469


RUSSIA   1.9%

Common Stocks   1.9%

AO VimpelCom ADR (USD) *(ss.)                           55,500             6,327

Lukoil ADR, 144A (USD)                                   8,230             1,031

Lukoil ADR (USD) (ss.)                                  13,540             1,696

MMC Norilsk Nickel (USD)                                29,800             1,856

Mobile Telephone ADR, 144A (USD) *                      14,200             2,061

Mobile Telesystems ADR (USD) (ss.)                       5,200               755

YUKOS ADR (USD) *(ss.)                                  63,200             1,044

Total Russia (Cost $11,681)                                               14,770

SPAIN   8.0%

Common Stocks   8.0%

Banco Bilbao Vizcaya Argentaria (ss.)                  735,385            11,531

Banco Santander Central Hispano (ss.)                  499,477             5,571

Cortefiel (ss.)                                        664,300             8,680

Endesa (ss.)                                           226,579             4,596

Gamesa (ss.)                                           409,472             5,643

Gas Natural (ss.)                                      112,450             3,056

Inditex (ss.)                                          100,600             2,555

Repsol                                                 174,797             3,786

Sogecable *(ss.)                                       111,300             4,398

Telefonica                                             797,721            13,159

Total Spain (Cost $38,707)                                                62,975


SWEDEN   2.8%

Common Stocks   2.8%

Hennes & Mauritz, Series B                             185,380             5,393

LM Ericsson, Series B *(ss.)                         1,508,174             4,377

Sandvik, Series A (ss.)                                 37,500             1,403

Securitas, Series B                                    635,084             8,678

Tele2, Series B (ss.)                                   61,200             2,030

Total Sweden (Cost $17,397)                                               21,881


SWITZERLAND   9.0%

Common Stocks   9.0%

Adecco                                                 224,470            10,798

Compagnie Financiere Richemont,
   Equity Units, Class A                               208,000             5,892

Credit Suisse Group *                                  286,820             9,800

Nestle                                                  73,088            17,273

Roche Holding (Participation certificates)              91,440             9,339

UBS                                                    246,868            17,776

Total Switzerland (Cost $41,616)                                          70,878

TURKEY   0.0%

Common Stocks   0.0%

Turkiye Is Bankasi (Isbank)                         42,494,500               176

Total Turkey (Cost $159)                                                     176


UNITED KINGDOM   32.1%

Common Stocks   32.1%

AstraZeneca                                            300,474            12,304

Autonomy *                                             110,987               365

BHP Billiton PLC                                       354,600             3,601

British Sky Broadcasting                               159,173             1,485

Cadbury Schweppes                                      263,991             2,192

Capita                                                 212,100             1,369

Carnival                                                28,334             1,498

Centrica                                               774,216             3,420

Compass                                              2,022,200             8,347

David S. Smith                                         421,243             1,078

Diageo                                                 900,401            12,034

Electrocomponents                                      238,600             1,273

GlaxoSmithKline                                      1,299,130            27,337

Hays                                                 3,273,418             7,732

Hilton Group                                           298,000             1,409

ITV                                                    512,551             1,006

Kesa Electricals                                       666,583             3,326

Kingfisher                                           3,029,111            16,797

Logica CMG                                             357,800             1,159

MFI Furniture Group                                    640,000             1,203

Reed Elsevier                                          963,926             8,603

Rio Tinto                                               99,324             2,595

Royal Bank of Scotland                               1,110,866            32,710

Sage Group                                             694,927             2,339

Shell Transport & Trading                            2,492,950            19,609

Standard Chartered                                     293,000             5,233

Taylor Nelson                                        1,474,017             6,247

Tesco                                                1,323,500             6,969

Tomkins                                                922,576             4,214

Unilever N.V.                                          814,377             6,858

United Business Media                                  339,690             2,973

Vodafone                                            12,857,522            32,906

William Morrison Supermarkets                        1,392,300             5,785

WPP Group                                              583,550             5,851

Total United Kingdom (Cost $220,224)                                     251,827


SHORT-TERM INVESTMENTS   0.3%

Money Market Funds   0.3%

T. Rowe Price Reserve Investment Fund, 1.81% #!      2,717,890             2,718

Total Short-Term Investments (Cost $2,718)                                 2,718


SECURITIES LENDING COLLATERAL   13.1%

Money Market Pooled Account   13.1%

Investment in money market pooled account
managed by JP Morgan Chase Bank,
London, 1.788% #                                   102,908,054           102,908

Total Securities Lending Collateral (Cost $102,908)                      102,908

Total Investments in Securities

113.0% of Net Assets (Cost $649,414)                                    $885,450
                                                                        --------


 (1) Denominated in currency of country of incorporation unless otherwise noted

   # Seven-day yield

   * Non-income producing

(ss.) All or a portion of this security is on loan at October 31, 2004 - See Note 2

   ! Affiliated company - See Note 5

144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers - total value of such securities at period-end amounts to $3,092 and represents 0.4% of net assets

  ADR American Depository Receipts

  GDS Global Depository Shares

  USD U.S. dollar

The accompanying notes are an integral part of these financial statements.

T. Rowe Price European Stock Fund
--------------------------------------------------------------------------------
                                                                October 31, 2004

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
(In thousands except shares and per share amounts)

Assets

Investments in securities, at value

  Affiliated companies (cost $2,718)                            $         2,718

  Other companies (cost $646,696)                                       882,732

  Total investments in securities                                       885,450

Other assets                                                              2,818

Total assets                                                            888,268

Liabilities

Obligation to return securities lending collateral                      102,908

Other liabilities                                                         1,549

Total liabilities                                                       104,457


NET ASSETS                                                      $       783,811
                                                                ---------------

Net Assets Consist of:

Undistributed net investment income (loss)                      $        11,056

Undistributed net realized gain (loss)                                  (46,581)

Net unrealized gain (loss)                                              236,078

Paid-in-capital applicable to 42,761,415 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized                      583,258

NET ASSETS                                                      $       783,811
                                                                ---------------

NET ASSET VALUE PER SHARE                                       $         18.33
                                                                ---------------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price European Stock Fund
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
($ 000s)

                                                                            Year
                                                                           Ended
                                                                        10/31/04

Investment Income (Loss)

Income

  Dividend (net of foreign taxes of $2,339)                           $   19,323

  Securities lending                                                         933

  Interest                                                                    21

  Other                                                                        3

  Total income                                                            20,280

Expenses

  Investment management                                                    6,802

  Shareholder servicing                                                    1,516

  Custody and accounting                                                     402

  Prospectus and shareholder reports                                         125

  Registration                                                                47

  Legal and audit                                                             25

  Directors                                                                    7

  Miscellaneous                                                               23

  Total expenses                                                           8,947

Net investment income (loss)                                              11,333

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                                              42,650

  Foreign currency transactions                                               40

  Payment from investment manager                                             84

  Net realized gain (loss)                                                42,774

Change in net unrealized gain (loss)

  Securities                                                              84,405

  Other assets and liabilities
  denominated in foreign currencies                                           49

  Change in net unrealized gain (loss)                                    84,454

Net realized and unrealized gain (loss)                                  127,228

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                                $  138,561
                                                                      ----------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price European Stock Fund
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
($ 000s)

                                                            Year
                                                           Ended
                                                        10/31/04        10/31/03
Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)                         $  11,333      $  10,911

  Net realized gain (loss)                                42,774        (26,805)

  Change in net unrealized gain (loss)                    84,454        178,115

  Increase (decrease) in net assets from operations      138,561        162,221

Distributions to shareholders

  Net investment income                                  (11,139)        (6,956)

  Net realized gain                                       (1,012)             -

  Decrease in net assets from distributions              (12,151)        (6,956)

Capital share transactions *

  Shares sold                                            141,439        564,671

  Distributions reinvested                                11,519          6,536

  Shares redeemed                                       (295,737)      (569,201)

  Redemption fees received                                     8              -

  Increase (decrease) in net assets from capital
  share transactions                                    (142,771)         2,006

Net Assets

Increase (decrease) during period                        (16,361)       157,271

Beginning of period                                      800,172        642,901

End of period                                          $ 783,811      $ 800,172
                                                    ----------------------------

(Including undistributed net investment income of $11,056 at 10/31/04 and $10,862 at 10/31/03)

*Share information

  Shares sold                                              8,282         42,406

  Distributions reinvested                                   691            517

  Shares redeemed                                        (17,370)       (42,113)

  Increase (decrease) in shares outstanding               (8,397)           810

The accompanying notes are an integral part of these financial statements.

T. Rowe Price European Stock Fund
--------------------------------------------------------------------------------
                                                                October 31, 2004
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The European Stock Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on February 28, 1990. The fund seeks long-term growth of capital through investments primarily in the common stocks of European companies. Current income is a secondary objective.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation
The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

Other investments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors. In the course of making a good faith determination of a security's fair value, the fund reviews a variety of factors, including market and trading trends and the value of comparable securities, such as unrestricted securities of the same issuer.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund's share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day's opening prices in the same markets, and adjusted prices.

Currency Translation
Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Redemption Fees
A 2% fee is assessed on redemptions of fund shares held less than 90 days to deter short-term trading and protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and have the primary effect of increasing paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions
Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Other
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Restricted Securities
The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Securities Lending
The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account managed by the fund's lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At October 31, 2004, the value of loaned securities was $97,814,000; aggregate collateral consisted of $102,908,000 in the money market pooled account.

Other
Purchases and sales of portfolio securities, other than short-term securities, aggregated $184,938,000 and $320,280,000, respectively, for the year ended October 31, 2004.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended October 31, 2004 totaled $12,151,000 and were characterized as ordinary income for tax purposes. At October 31, 2004, the tax-basis components of net assets were as follows:

--------------------------------------------------------------------------------

Unrealized appreciation                                           $ 275,435,000

Unrealized depreciation                                             (39,357,000)

Net unrealized appreciation (depreciation)                          236,078,000

Undistributed ordinary income                                        11,169,000

Capital loss carryforwards                                          (46,694,000)

Paid-in capital                                                     583,258,000

Net assets                                                        $ 783,811,000
                                                                  -------------

The fund intends to retain realized gains to the extent of available capital loss carryforwards for federal income tax purposes. During the fiscal year ended October 31, 2004, the fund utilized $42,639,000 of capital loss carryforwards. As of October 31, 2004, the fund had $18,865,000 of capital loss carryforwards that expire in fiscal 2010, and $27,829,000 that expire in fiscal 2011.

For the year ended October 31, 2004, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.

--------------------------------------------------------------------------------

Undistributed net realized gain                                   $     (34,000)

Paid-in capital                                                          34,000

At October 31, 2004, the cost of investments for federal income tax purposes was $649,414,000.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund as a reduction of income.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.50% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its average daily net assets to those of the group. At October 31, 2004, the effective annual group fee rate was 0.31%, and investment management fee payable totaled $533,000.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended October 31, 2004, expenses incurred pursuant to these service agreements were $91,000 for Price Associates, $964,000 for T. Rowe Price Services, Inc., and $46,000 for T. Rowe Price Retirement Plan Services, Inc. At period-end, a total of $119,000 of these expenses was payable.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) may invest. The Spectrum Funds do not invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to a special servicing agreement, expenses associated with the operation of the Spectrum Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds. Expenses allocated under this agreement are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended October 31, 2004, the fund was allocated $89,000 of Spectrum Funds' expenses, of which $52,000 related to services provided by Price and $10,000 was payable at period-end. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. At October 31, 2004, approximately 3.5% of the outstanding shares of the fund were held by the Spectrum Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the year ended October 31, 2004, dividend income from the Reserve Funds totaled $30,000, and the value of shares of the Reserve Funds held at October 31, 2004 and October 31, 2003 was $2,718,000 and $3,566,000, respectively

On September 29, 2004, Price Associates fully reimbursed the fund for an $84,000 loss realized on the sale of foreign currency sold in error. The reimbursement had no impact on total return for the year ended October 31, 2004.

NOTE 6 - INTERFUND BORROWING

Pursuant to its prospectus, the fund may borrow up to 33 1/3% of its total assets. The fund is party to an interfund borrowing agreement between itself and other T. Rowe Price-sponsored mutual funds, which permits it to borrow or lend cash at rates beneficial to both the borrowing and lending funds. Loans totaling 10% or more of a borrowing fund's total assets are collateralized at 102% of the value of the loan; loans of less than 10% are unsecured. During the year ended October 31, 2004, the fund had outstanding borrowings on 58 days, in the average amount of $5,007,000, and at an average annual rate of 1.20%. There were no borrowings outstanding at October 31, 2004.

T. Rowe Price European Stock Fund
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of T. Rowe Price European Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price European Stock Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
November 22, 2004

T. Rowe Price European Stock Fund
--------------------------------------------------------------------------------

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/04
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund's distributions to shareholders included $1,047,000 from short-term capital gains.

For taxable non-corporate shareholders, $9,874,000 of the fund's income represents qualified divided income subject to the 15% rate category.

The fund will pass through foreign source income of $12,263,000 and foreign taxes paid of $806,000.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS
--------------------------------------------------------------------------------

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund's Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC's Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund's most recent annual proxy voting record is available on our Web site and through the SEC's Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available electronically on the SEC's Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC's Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

T. Rowe Price European Stock Fund
--------------------------------------------------------------------------------

ABOUT THE FUND'S DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Your fund is governed by a Board of Directors that meets regularly to review investments, performance, compliance matters, advisory fees and expenses, and other business affairs, and is responsible for protecting the interests of shareholders. The majority of the fund's directors are independent of T. Rowe Price Associates, Inc. (T. Rowe Price); "inside" directors are officers of T. Rowe Price. The Board of Directors elects the fund's officers, who are listed in the final table. The business address of each director and officer is 100 East Pratt Street, Baltimore, MD 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

INDEPENDENT DIRECTORS

Name
(Year of Birth)          Principal Occupation(s) During Past 5 Years
Year Elected *           and Directorships of Other Public Companies

Anthony W. Deering       Director, Chairman of the Board, and Chief Executive
(1945)                   Officer, The Rouse Company, real estate developers;
1991                     Director, Mercantile Bank (4/03 to present)

Donald W. Dick, Jr.      Principal, EuroCapital Advisors, LLC, an acquisition
(1943)                   and management advisory firm
1988

David K. Fagin           Director, Golden Star Resources Ltd., Canyon
(1938)                   Resources Corp. (5/00 to present), and  Pacific Rim
2001                     Mining Corp. (2/02 to present); Chairman and President,
                         Nye Corporation

Karen N. Horn            Managing Director and President, Global Private Client
(1943)                   Services, Marsh, Inc. (1999-2003); Managing Director
2003                     and Head of International Private Banking, Bankers
                         Trust (1996-1999)

F. Pierce Linaweaver     President, F. Pierce Linaweaver & Associates, Inc.,
(1934)                   consulting environmental and civil engineers
2001


John G. Schreiber        Owner/President, Centaur Capital Partners, Inc., a
(1946)                   real estate investment company; Blackstone Real
2001                     Estate Advisors, L.P.

*Each independent director oversees 111 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

INSIDE DIRECTORS

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price      Principal Occupation(s) During Past 5 Years
 Portfolios Overseen]         and Directorships of Other Public Companies

James S. Riepe                Director and Vice President, T. Rowe Price;
(1943)                        Vice Chairman of the Board, Director, and
2002                          Vice President, T. Rowe Price Group, Inc.;
[111]                         Chairman of the Board and Director, T. Rowe
                              Price Global Asset Management Limited, T.
                              Rowe Price Global Investment Services
                              Limited, T. Rowe Price Investment Services,
                              Inc., T. Rowe Price Retirement Plan Services,
                              Inc., and T. Rowe Price Services, Inc.;
                              Chairman of the Board, Director, President, and Trust Officer, T. Rowe Price Trust
                              Company; Director, T. Rowe Price
                              International, Inc.; Chairman of the Board,
                              International Funds

*Each inside director serves until retirement, resignation, or election of a successor.


OFFICERS

Name (Year of Birth)
Title and Fund(s) Served                Principal Occupation(s)

Christopher D. Alderson (1962)          Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Mark C.J. Bickford-Smith (1962)         Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Stephen V. Booth, CPA (1961)            Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        Trust Company

Brian J. Brennan, CFA (1964)            Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        Trust Company

Joseph A. Carrier (1960)                Vice President, T. Rowe Price, T. Rowe
Treasurer, International Funds          Price Group, Inc., T. Rowe Price
                                        Investment Services, Inc., and T. Rowe
                                        Price Trust Company

Michael J. Conelius, CFA (1964)         Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Ann B. Cranmer, FCIS (1947)             Vice President, T. Rowe Price Group,
Assistant Vice President,               Inc., and T. Rowe Price International,
 International Funds                    Inc.;  Vice President and Secretary, T.
                                        Rowe Price Global Asset Management
                                        Limited and T. Rowe Price Global
                                        Investment Services Limited

Julio A. Delgado, CFA (1965)            Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Frances Dydasco (1966)                  Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Mark J.T. Edwards (1957)                Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Roger L. Fiery III, CPA (1959)          Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., T. Rowe Price
                                        International, Inc., and T. Rowe Price
                                        Trust Company

Gregory S. Golczewski (1966)            Vice President, T. Rowe Price and
Vice President, International Funds     T. Rowe Price Trust Company

M. Campbell Gunn (1956)                 Vice President, T. Rowe Price Global
Vice President, International Funds     Investment Services Limited, T. Rowe
                                        Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Henry H. Hopkins (1942)                 Director and Vice President, T. Rowe
Vice President, International Funds     Price Investment Services, Inc., T. Rowe
                                        Price Services, Inc., and T. Rowe Price
                                        Trust Company; Vice President, T. Rowe
                                        Price, T. Rowe Price Group, Inc., T.
                                        Rowe Price International, Inc., and T.
                                        Rowe Price Retirement Plan Services,
                                        Inc.

Ian D. Kelson (1956)                    Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.; formerly Head of
                                        Fixed Income, Morgan Grenfell/Deutsche
                                        Asset Management (to 2000)

Patricia B. Lippert (1953)              Assistant Vice President, T. Rowe Price
Secretary, International Funds          and T. Rowe Price Investment Services,
                                        Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Raymond A. Mills, Ph.D., CFA (1960)     Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.

George A. Murnaghan (1956)              Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., T. Rowe Price
                                        International, Inc., T. Rowe Price
                                        Investment Services, Inc., and T. Rowe
                                        Price Trust Company

Philip A. Nestico (1976)                Vice President, T. Rowe Price
Vice President, International Funds

Gonzalo Pangaro, CFA (1968)             Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Robert A. Revel-Chion (1965)            Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Christopher J. Rothery (1963)           Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

James B.M. Seddon (1964)                Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Robert W. Smith (1961)                  Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and  T. Rowe Price
                                        International, Inc.

Dean Tenerelli (1964)                   Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Justin Thomson (1968)                   Vice President, T. Rowe Price Group,
Vice President, International Funds     Inc., and T. Rowe Price International,
                                        Inc.

Julie L. Waples (1970)                  Vice President, T. Rowe Price
Vice President, International Funds

David J.L. Warren (1957)                Director and Vice President, T. Rowe
President, International Funds          Price; Vice President, T. Rowe Price
                                        Group, Inc.; Chief Executive Officer,
                                        Director, and President, T. Rowe Price
                                        International, Inc.; Director, T. Rowe
                                        Price Global Asset Management Limited
                                        and T. Rowe Price Global Investment
                                        Services Limited

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

William F. Wendler II, CFA (1962)       Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        International, Inc.

Richard T. Whitney, CFA (1958)          Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., T. Rowe Price
                                        International, Inc., and T. Rowe Price
                                        Trust Company

Edward A. Wiese, CFA (1959)             Vice President, T. Rowe Price, T. Rowe
Vice President, International Funds     Price Group, Inc., and T. Rowe Price
                                        Trust Company; Chief Investment Officer,
                                        Director, and Vice President, T. Rowe
                                        Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.


Item 2.  Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3.  Audit Committee Financial Expert.

The registrant's Board of Directors/Trustees has determined that Mr. David K. Fagin qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Fagin is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) - (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountant were as follows:
                                               2004                  2003
     Audit Fees                             $13,785               $12,915
     Audit-Related Fees                       1,345                   878
     Tax Fees                                 3,794                 3,394
     All Other Fees                             124                    --

Audit fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, specifically the issuance of a report on internal controls. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant's pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant's Board of Directors/Trustees.

(e)(1) The registrant's audit committee has adopted a policy whereby audit and non-audit services performed by the registrant's principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $849,000 and $819,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant's principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant's audit committee. Accordingly, these services were considered by the registrant's audit committee in maintaining the principal accountant's independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a) (1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is attached.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     December 17, 2004


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.



By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     December 17, 2004



By       /s/ Joseph A. Carrier
         -----------------------------------
         Joseph A. Carrier
         Principal Financial Officer

Date     December 17, 2004